UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 19, 2019

Twenty-First Century Fox, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32352	26-0075658
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas
New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 212-852-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Pursuant to the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 20, 2018, among The Walt Disney Company (“Disney”), Twenty-First Century Fox (“21CF”) and certain of their subsidiaries named therein, prior to the consummation of the mergers contemplated by the Merger Agreement, 21CF engaged in an internal restructuring whereby it transferred to Fox Corporation (“FOX”) a portfolio of 21CF’s news, sports and broadcast businesses, including the FOX News Channel, FOX Business Network, FOX Broadcasting Company, FOX Sports, FOX Television Stations Group, and sports cable networks FS1, FS2, FOX Deportes and Big Ten Network and certain other assets, and FOX assumed from 21CF certain liabilities (the “Separation”). 21CF retained all assets and liabilities not transferred to FOX, including the 20th Century Fox Film and Television studios and certain cable and international television businesses. Following the Separation, effective at approximately 7:25 a.m. Eastern Time on March 19, 2019 (the “Closing Date”), 21CF distributed all of the issued and outstanding common stock of FOX to the holders of the outstanding shares of 21CF class A common stock, par value $0.01 per share, and 21CF class B common stock, par value $0.01 per share (collectively, “21CF Common Stock”) (other than holders of the shares held by subsidiaries of 21CF) on a pro rata basis (the “Distribution”) pursuant to a recapitalization merger in accordance with the terms of the Amended and Restated Distribution Agreement and Plan of Merger, dated as of June 20, 2018, by and between 21CF and 21CF Distribution Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of 21CF. Because the Distribution Adjustment Multiple (as defined in the Merger Agreement) was calculated to be 1.357190, 0.263183 of each share of 21CF Common Stock outstanding at the time of the Distribution was exchanged for 1/3 of one share of FOX common stock of the same class.

ITEM 8.01	OTHER EVENTS.

On March 19, 2019, 21CF announced that it has today completed the Distribution. 21CF and FOX are now each a standalone, publicly traded company. FOX Class A common stock and FOX Class B common stock are now listed on the Nasdaq Global Select Market (“Nasdaq”) under the symbols “FOXA” and “FOX,” respectively. 21CF Class A common stock and 21CF Class B common stock, which were formerly listed on Nasdaq under the symbols “FOXA” and “FOX,” respectively, are now listed on Nasdaq under the symbols “TFCFA” and “TFCF,” respectively.

Disney’s acquisition of 21CF will become effective at 12:02 a.m. Eastern Time on March 20, 2019.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information

The pro forma financial information with respect to the Distribution required by Item 9.01(b) of Form 8-K is filed as Exhibit 99.2 to this Form 8-K, and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Twenty-First Century Fox, Inc., dated March 19, 2019

99.2	Unaudited Pro Forma Condensed Combined Financial Information

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Twenty-First Century Fox, Inc., dated March 19, 2019

99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWENTY-FIRST CENTURY FOX, INC.

Date: March 19, 2019	By:	/s/ Janet Nova
Janet Nova
Executive Vice President and Deputy Group General Counsel